UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NETFLIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Netflix, Inc.

100 Winchester Circle

Los Gatos, California 95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2007

To the Stockholders of Netflix, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Netflix, Inc., a Delaware corporation (the “Company”), will be held on May 17, 2007 at 3:00 p.m. local time at the Company’s corporate headquarters at 100 Winchester Circle, Los Gatos, California 95032, for the following purposes:

1.	To elect three Class II directors to hold office until the 2010 Annual Meeting of Stockholders;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on March 21, 2007 can vote at this meeting or any adjournments that may take place.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder entitled to vote at the meeting may vote in person by attending the meeting even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the address of the Company’s executive offices noted above.

By order of the Board of Directors

Barry McCarthy

Chief Financial Officer and Secretary

March 27, 2007

Los Gatos, California

NETFLIX, INC.

100 Winchester Circle

Los Gatos, California 95032

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The attached proxy is solicited on behalf of the Board of Directors of Netflix, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on May 17, 2007, at 3:00 p.m. local time (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s corporate headquarters at 100 Winchester Circle, Los Gatos, California 95032.

We intend to mail this Proxy Statement and accompanying proxy card to stockholders on or about April 13, 2007.

Our principal executive offices are located at 100 Winchester Circle, Los Gatos, California 95032, and our telephone number is (408) 540-3700. Our Internet website address is www.netflix.com.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, at the address of the Company’s executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Voting and Solicitation

Only stockholders of record at the close of business on March 21, 2007, referred to as the Record Date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 68,750,945 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

Proxies properly executed, duly returned to the Company and not revoked will be voted at the Annual Meeting in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” all nominees and “FOR” all other proposals described in this Proxy Statement. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have authority to vote according to their own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN,” referred to as the Votes Cast, are treated as being present at the Annual Meeting for purposes of establishing a quorum. An abstention will have the same effect as a vote against a proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a particular proposal.

The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and dissemination to its employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners, and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Stockholder Proposals

Proposals of stockholders that are intended to be presented at our 2008 Annual Meeting of Stockholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than December 15, 2007 in order to be included in the Proxy Statement and proxy materials relating to our 2008 Annual Meeting of Stockholders. A stockholder proposal or a nomination for director that will not be included in our Proxy Statement and proxy, but that a stockholder intends to present in person at the meeting, must generally be submitted to our Secretary no earlier than January 18, 2008, and no later than February 17, 2008.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Three Class II directors, Timothy M. Haley, Michael N. Schuh and Gregory S. Stanger, are to be elected at the Annual Meeting. Messrs. Haley and Schuh have each been elected by the Company’s stockholders at previous annual meetings. Mr. Stanger has been a director of the Company since June of 2005 but has not previously been subject to stockholder election. Mr. Stanger was initially identified by the Nominating and Governance Committee as a candidate for director through his professional activities including his positions with Technology Crossover Ventures and Expedia, Inc. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Haley, Schuh and Stanger, each of whom is presently a director of the Company. If any of Messrs. Haley, Schuh or Stanger is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a substitute nominee designated by the Board to fill the vacancy. It is not expected that Messrs. Haley, Schuh or Stanger will be unable to serve as a director, and each has agreed to serve as a director of the Company if elected. The term of office of each director elected at this Annual Meeting will continue until the Annual Meeting of Stockholders held in 2010 or until such director’s successor has been duly elected or appointed and qualified, or until his earlier resignation or removal.

Vote Required; Recommendation of Board

The three candidates receiving the highest number of affirmative Votes Cast will each be elected as Class II directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW.

Nominee	Age	Principal Occupation
Timothy M. Haley	52	Managing Director, Redpoint Ventures
Michael N. Schuh	63	Managing Member, Foundation Capital
Gregory S. Stanger	42	Venture Partner, Technology Crossover Ventures

Timothy M. Haley has served as one of the Company’s directors since June 1998. Mr. Haley is a co-founder of Redpoint Ventures, a venture capital firm, and has been a Managing Director of the firm since October 1999. Mr. Haley has been a Managing Director of Institutional Venture Partners, a venture capital firm, since February 1998. From June 1986 to February 1998, Mr. Haley was the President of Haley Associates, an executive recruiting firm in the high technology industry. Mr. Haley currently serves on the board of directors of several private companies. Mr. Haley holds a B.A. from Santa Clara University.

Michael N. Schuh has served as one of the Company’s directors since February 1999. From August 1998 to the present, Mr. Schuh has served as a Managing Member of Foundation Capital, a venture capital firm. Prior to joining Foundation Capital, Mr. Schuh was a founder and Chief Executive Officer of Intrinsa Corporation, a supplier of productivity solutions for software development organizations from 1994 to 1998. Mr. Schuh serves on the board of directors of several private companies. Mr. Schuh holds a B.S.E.E. from the University of Maryland.

Gregory S. Stanger has served as one of the Company’s directors since June 2005. Mr. Stanger has served as a venture partner at Technology Crossover Ventures, a venture capital firm, since June 2005 and was an executive in residence at TCV from December 2003 to June 2005. Mr. Stanger served as senior vice president, chief financial officer and director of Expedia, Inc. from February 2002 to September 2003 and as its chief financial officer from October 1999 to September 2003. Before joining Expedia, he served as senior director, corporate development of Microsoft Corporation and held other positions within Microsoft’s finance and corporate development departments since 1991. Mr. Stanger serves on the board of directors of Drugstore.com and of NexTag, Inc. Mr. Stanger received a B.A. from Williams College and an M.B.A. from the University of California at Berkeley.

Directors Not Standing For Election and Named Executive Officers

The members of the Board whose terms or directorships do not expire at the Annual Meeting and who are not standing for election at this year’s Annual Meeting and our Named Executive Officers are set forth below:

Name	Age	Class/Term Expiration	Principal Occupation
Directors
Reed Hastings	46	Class III/2008	Chief Executive Officer, President and Chairman of the Board, Netflix, Inc.
Jay C. Hoag	48	Class III/2008	General Partner, Technology Crossover Ventures
A. George Battle	63	Class III/2008	Investor
Richard Barton	39	Class I/2009	Chief Executive Officer and Chairman of the Board of Zillow, Inc.
Other Named Executive Officers
Barry McCarthy	53	—	Chief Financial Officer, Netflix, Inc.
Leslie Kilgore	41	—	Chief Marketing Officer, Netflix, Inc.

Reed Hastings has served as our Chief Executive Officer since September 1998 and our President since July of 1999, and has also been the Chairman of the Board since inception of the Company. Mr. Hastings served as Chief Executive Officer of Pure Atria Software, a maker of software development tools, from its inception in October 1991 until it was acquired by Rational Software Corporation, in August 1997. Mr. Hastings holds an M.S.C.S. degree from Stanford University and a B.A. from Bowdoin College.

Jay C. Hoag has served as one of the Company’s directors since June 1999. Since June 1995, Mr. Hoag has been a General Partner at Technology Crossover Ventures, a private equity and venture capital firm. Mr. Hoag serves on the board of directors of Altiris, Inc., eLoyalty Corporation and several private companies. Mr. Hoag holds an M.B.A. from the University of Michigan and a B.A. from Northwestern University.

A. George Battle has served as one of the Company’s directors since June 2005. Mr. Battle was previously executive chairman of the board of Ask Jeeves, Inc. which was acquired by IAC/InterActiveCorp in July 2005. He was CEO of Ask Jeeves from 2000 to 2003. From 1968 until his retirement in 1995, Mr. Battle served in management roles at Arthur Andersen LLP and then Andersen Consulting LLP (now Accenture), where he became worldwide managing partner of market development and a member of the firm’s executive committee. Educated at Dartmouth College and the Stanford Graduate School of Business, Mr. Battle currently serves as chairman of the board of Fair, Isaac and Company, a director of Advent Software, Inc. and Expedia, Inc., and a member of the board of the Masters Select family of mutual funds. He was previously a director of PeopleSoft, Inc. and of Barra, Inc.

Richard Barton has served as one of the Company’s directors since May 2002. In late 2004, Mr. Barton co-founded Zillow, Inc. where he is now Chief Executive Officer and Chairman of the Board. Additionally, Mr. Barton is a Venture Partner with Benchmark Capital. Previously, Mr. Barton founded Expedia, Inc. in 1994 and was its President, Chief Executive Officer and director from November 1999 to March 2003. Mr. Barton was a director of InterActiveCorp from February 2003 until January 2005. Mr. Barton holds a B.S. in industrial engineering from Stanford University.

Barry McCarthy has served as the Company’s Chief Financial Officer since April 1999 and its Secretary since May 1999. From January 1993 to December 1999, Mr. McCarthy was Senior Vice President and Chief

Financial Officer of Music Choice, a music programming service distributed over direct broadcast satellite and cable systems. From June 1990 to December 1992, Mr. McCarthy was Managing Partner of BMP Partners, a financial consulting and advisory firm. From 1982 to 1990, Mr. McCarthy was an Associate, Vice President and Director with Credit Suisse First Boston, an investment banking firm. Mr. McCarthy holds an M.B.A. from The Wharton School of Business at the University of Pennsylvania and a B.A. from Williams College.

Leslie Kilgore has served as the Company’s Chief Marketing Officer (formerly Vice President of Marketing) since March 2000. From February 1999 to March 2000, Ms. Kilgore served as Director of Marketing for Amazon.com, Inc., an Internet retailer. Ms. Kilgore served as a brand manager for The Procter & Gamble Company, a manufacturer and marketer of consumer products, from August 1992 to February 1999. Ms. Kilgore holds an M.B.A. from the Stanford University Graduate School of Business and a B.S. from The Wharton School of Business at the University of Pennsylvania.

There are no family relationships among any of our directors, nominees for director and Named Executive Officers.

Board Meetings and Committees

The Board held four meetings during 2006. Each Board member attended at least 75% of the aggregate of the Board meetings and meetings of the Board committees on which such director served held in 2006.

As of the date of the Proxy Statement, the Board has four standing committees: (1) the Compensation Committee, (2) the Audit Committee, (3) the Nominating and Governance Committee and (4) the Stock Option Committee.

Compensation Committee

The Compensation Committee of the Board consists of two non-employee directors: Messrs. Haley and Hoag. The Compensation Committee reviews and approves all forms of compensation to be provided to the executive officers and directors of the Company. The Compensation Committee may not delegate these duties. For a description of the role of the executive officers in recommending compensation and the role of any compensation consultants, please see the section entitled “Compensation Discussion and Analysis” below. The Compensation Committee held three meetings in 2006, each of which were attended by both members.

The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on the Company’s investor relations Web site at http://ir.netflix.com.

Audit Committee

The Audit Committee of the Board consists of three non-employee directors: Messrs. Haley, Stanger and Schuh, each of whom is independent in compliance with the rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Stock Market as they pertain to audit committee members. The Board has determined that Mr. Stanger is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Act of 1933, as amended.

The Audit Committee engages the Company’s independent registered public accounting firm, reviews the Company’s financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company’s independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company’s internal accounting controls and financial affairs. The Audit Committee met seven times in 2006. Each member attended at least 75% of the Audit Committee meetings in 2006 that were held during the period that the individual served on the Audit Committee.

The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which is available on the Company’s investor relations Web site at http://ir.netflix.com.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board consists of two non-employee directors, Messrs. Barton and Hoag. The Nominating and Governance Committee reviews and approves candidates for election and to fill vacancies on the Board, including re-nominations of members whose terms are due to expire, and reviews and provides guidance to the Board on corporate governance matters. The Nominating and Governance Committee met one time in 2006 and the meeting was attended by both members.

The Board has adopted a written charter for the Nominating and Governance Committee, which is available on the Company’s investor relations Web site at http://ir.netflix.com.

Stock Option Committee

The Stock Option Committee of the Board consists of one employee director: Mr. Hastings. The Stock Option Committee has authority to review and approve the stock options granted to employees pursuant to the Company’s option grant program. The Board has also authorized certain Company officers to review and approve option grants to employees, other than to themselves or directors or executive officers of the Company. The Board retained the power to adjust, eliminate or otherwise modify the Company’s option granting practices, any option allowance or portions thereof not previously granted, including without limitation the monthly option formula.

The Stock Option Committee did not hold meetings in 2006 but acted by written consent when necessary to carry out its duties. The Stock Option Committee acts pursuant to powers delegated to it by the Board. The Board has not adopted a written charter for the Stock Option Committee.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee. No member of the Company’s Board is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

The Compensation Committee consists of Messrs. Haley and Hoag, neither of whom is currently or was formerly an officer or employee of the Company. Neither Mr. Haley nor Mr. Hoag had a relationship with the Company that required disclosure under Item 404 of Regulation S-K. In addition to Messrs. Haley and Hoag, the Company’s Chief Executive Officer and Chief Talent Officer participated in the executive compensation process as described below in the section entitled “Compensation Discussion and Analysis.”

Director Independence

The Board has determined that each of Messrs. Barton, Haley, Hoag, Battle, Stanger and Schuh is independent under the rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Stock Market; therefore, every member of the Audit Committee, Compensation Committee and Nominating and Governance Committee is an independent director in accordance with those standards. There were no related party transactions to be considered in the last fiscal year in the determination of the independence of the directors. See “Procedures for Approval of Related Party Transactions” in this Proxy Statement for more information.

Consideration of Director Nominees

Stockholder Nominees

The Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership. In addition, they should be submitted within the time frame as specified under “Stockholder Proposals” above and addressed to: Netflix, Inc., 100 Winchester Circle, Los Gatos, California 95032, Attention: Secretary.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board, the Nominating and Governance Committee has not specified any minimum qualifications for serving on the Board. However, the Nominating and Governance Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in technology, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating and Governance Committee through management, current Board members, stockholders or other persons. These candidates are evaluated at periodic meetings of the Nominating and Governance Committee as necessary and discussed by the members of the Nominating and Governance Committee from time to time. Candidates may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Communications with the Board

The Company provides a process for stockholders to send communications to the Board. Information regarding stockholder communications with the Board can be found on the Company’s investor relations Web site at http://ir.netflix.com.

Policy Regarding Director Attendance at the Annual Meeting

The Company’s policy regarding directors’ attendance at the annual meetings of stockholders and their attendance record at last year’s annual meeting of stockholders can be found on the Company’s investor relations Web site at http://ir.netflix.com.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007. The Company is submitting its selection of KPMG LLP for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since 1998. The Company expects that representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions.

The Company’s Bylaws do not require that the stockholders ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

During 2005 and 2006, fees for services provided by KPMG LLP were as follows:

Audit Fees

The aggregate fees billed to the Company by KPMG LLP for the audit of the Company’s annual financial statements and for the review of the financial statements included in the Company’s quarterly reports on Form 10-Q totaled $1,431,276 and $1,495,047 in 2005 and 2006, respectively.

Audit-Related Fees

The Company was not billed any fees for audit-related services in 2005 or 2006.

Tax Fees

The aggregate fees billed to the Company by KPMG LLP for tax compliance, tax advice and tax planning services totaled $44,265 and $87,438 in 2005 and 2006, respectively.

All Other Fees

There were no other fees billed by KPMG LLP for services rendered to the Company, other than the services described above, in 2005 and 2006.

The Audit Committee has determined that the rendering of non-audit services by KPMG LLP was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During 2005 and 2006, all services provided by KPMG LLP were pre-approved by the Audit Committee in accordance with this policy.

Vote Required; Recommendation of the Board

The affirmative vote of the majority of the Votes Cast is required for ratification.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of our common stock as of March 21, 2007 by (i) each stockholder that the Company knows is the beneficial owner of more than 5% of our common stock, (ii) each director and nominee for director, (iii) each of the Named Executive Officers named in the “Summary Executive Compensation” table, and (iv) all executive officers and directors as a group. The Company has relied upon information provided to the Company by its directors and Named Executive Officers and copies of documents sent to the Company that have been filed with the Securities and Exchange Commission by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Shares of the Company’s common stock subject to options that are exercisable within 60 days of March 21, 2007 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of Named Executive Officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise indicated, the address for each stockholder listed in the table below is c/o Netflix, Inc., 100 Winchester Circle, Los Gatos, CA 95032.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Jay C. Hoag (1) 528 Ramona Street Palo Alto, CA 94301	14,611,961	21.24%

Entities related to Technology Crossover Ventures (2) 528 Ramona Street Palo Alto, CA 94301	14,577,411	21.22%

LMM, LLC (3) 100 Light Street Baltimore, MD 21202	7,500,000	10.91%

Reed Hastings (4)	4,857,782	6.88%

Barry McCarthy (5)	693,910	1.00%

Leslie Kilgore (6)	538,353	*

Michael N. Schuh (7) 70 Willow Road, Suite 200 Menlo Park, CA 94025	507,708	*

Richard N. Barton (8)	102,134	*

A. George Battle (9)	64,550	*

Name and Address	Number of Shares Beneficially Owned	Percent of Class

Gregory S. Stanger (10)	54,434	*

Timothy M. Haley (11) c/o Redpoint Ventures 3000 Sand Hill Road Building 2, Suite 290 Menlo Park, CA 94025	34,550	*

All directors and executive officers as a group (12 persons) (12)	21,465,382	30.22%

*	Less than 1% of the Company’s outstanding shares of common stock.

(1)	Includes options to purchase 34,550 shares held by Mr. Hoag. Mr. Hoag will have the sole voting power and sole investment control over the shares he receives upon exercise of the options. Also includes shares held by TCV II (Q), L.P., TCV II Strategic Partners, L.P., Technology Crossover Ventures II, L.P., Technology Crossover Ventures II, C.V., TCV II, V.O.F., TCV IV, L.P., TCV IV Strategic Partners, L.P., TCV VI, L.P. and TCV Member Fund, LP. (collectively the “TCV Entities”). Please see footnote 2 for a discussion of the ownership of the TCV Entities. Mr. Hoag disclaims beneficial ownership of the shares held by the TCV Entities except to the extent of his pecuniary interest therein.

(2)	All of the shares of the Company’s common stock shown in the preceding table as beneficially owned by entities related to Technology Crossover Ventures are held of record by the TCV Entities. TCV II (Q), L.P. is the record holder of 538,321 of the Company’s shares. TCV II Strategic Partners, L.P. is the record holder of 95,532 of the Company’s shares. Technology Crossover Ventures II, L.P. is the record holder of 700,197 of the Company’s shares. Technology Crossover Ventures II, C.V. is the record holder of 106,906 of the Company’s shares. TCV II, V.O.F. is the record holder of 22,743 of the Company’s shares. TCV IV, L.P. is the record holder of 10,143,932 of the Company’s shares. TCV IV Strategic Partners, L.P. is the record holder of 378,255 of the Company’s shares. Technology Crossover Management II, L.L.C. (“TCM II”) is the sole general partner of TCV II (Q), L.P., TCV II Strategic Partners, L.P. and Technology Crossover Ventures II, L.P. and the sole investment general partner of Technology Crossover Ventures II, C.V. and TCV II, V.O.F. TCM II has sole voting power and sole investment control over TCV II (Q), L.P., TCV II Strategic Partners, L.P., Technology Crossover Ventures II, L.P., Technology Crossover Ventures II, C.V. and TCV II, V.O.F. (collectively the “TCV II Funds”). Technology Crossover Management IV, L.L.C. (“TCM IV”) is the sole general partner of TCV IV, L.P. and TCV IV Strategic Partners, L.P. (collectively the “TCV IV Funds”) and has sole voting power and sole investment control over the TCV IV Funds. Mr. Hoag and Richard H. Kimball are Managing Members of TCM II and TCM IV and have shared voting power and sole investment control over the shares held by the TCV II Funds and TCV IV Funds. Mr. Hoag, Mr. Kimball, TCM II and TCM IV disclaim beneficial ownership of the shares held by the TCV II Funds and TCV IV Funds except to the extent of their pecuniary interest therein.

TCV VI, L.P. is the record holder of 2,571,248 of the Company’s shares. TCV Member Fund, L.P. is the record holder of 20,277 of the Company’s shares. Technology Crossover Management VI, L.L.C. (“TCM VI”) is the general partner of TCV VI, L.P. and a general partner of TCV Member Fund, L.P. TCM VI has sole voting power and sole investment control over the shares held by the shares held by TCV VI, L.P. and TCV Member Fund, L.P. (collectively the “TCV VI Funds”). Jay C. Hoag, a director of the Company and a Class A Member of TCM VI, together with other Class A Members of TCM VI, Richard H. Kimball, John L. Drew, Jon Q. Reynolds, Jr., William J.G. Griffith IV and Robert W. Trudeau (collectively, the “TCM Members”), share voting and dispositive power with respect to the shares beneficially owned by the TCV VI Funds. TCM VI and the TCM Members disclaim beneficial ownership of any shares held by the TCV VI Funds except to the extent of their respective pecuniary interests.

All of the shares of the Company’s common stock shown in the preceding table as beneficially owned by entities related to Technology Crossover Ventures are held of record by the TCV Entities.

(3)	As of December 31, 2006, based on information provided by LMM, LLC in the Schedule 13G/A filed February 15, 2007.

(4)	Includes options to purchase 1,851,434 shares. Mr. Hastings is a trustee of the Hastings-Quillin Family Trust, which is the record holder of 3,006,348 of the Company’s shares.

(5)	Includes: (i) options to purchase 602,427 shares; and (ii) 9,352 shares held by Mr. McCarthy as Trustee of the P. McCarthy Trust. Mr. McCarthy disclaims beneficial ownership of the 9,352 shares he holds as Trustee of the P. McCarthy Trust.

(6)	Includes options to purchase 475,271 shares.

(7)

Includes options to purchase 34,550 shares. Mr. Schuh is not the record holder of any of the Company’s securities and disclaims beneficial ownership of the shares set forth next to his name except to the extent of his pecuniary interest therein. Mr. Schuh is a trustee of the Michael N. and Mary G. Schuh 1990 Family Trust, which is the record holder of 50,096 of the Company’s shares. Mr. Schuh is a General Partner of Foundation Capital Equity Partners II, L.P., which is the record holder of 1,010 of the Company’s shares. Mr. Schuh is a Manager of FC Leadership Management Co., LLC and Foundation Capital Management Co., LLC. FC Leadership Management Co., LLC is not the record holder of any of the Company’s securities. FC Leadership Management Co., LLC is the general partner of Foundation Capital Leadership Fund, LP and the sole manager of Foundation Capital Leadership Principals Fund, LLC. Foundation Capital Leadership Fund, LP is the record holder of 404,221 shares of the Company’s common stock and

Foundation Capital Leadership Principals Fund, LLC is the record holder of 10,779 shares of the Company’s common stock. Foundation Capital Management Co., LLC is not the record holder of any of the Company’s securities. Foundation Capital Management Co., LLC is the general partner of Foundation Capital, LP, which is the record holder of 2,432 of the Company’s shares.

(8)	Includes options to purchase 96,134 shares.

(9)	Includes options to purchase 34,550 shares.

(10)	Includes options to purchase 34,550 shares.

(11)	Includes options to purchase 34,550 shares.

(12)	Includes, without duplication, the shares and options listed in footnotes (1), (2) and (4) through (11) above.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy

The Company’s compensation philosophy, which is the same for its Named Executive Officers and all other salaried employees, is premised on the Company’s desire to attract and retain outstanding performers. As such, the Company aims to provide highly competitive compensation packages for all its key positions, including its Named Executive Officers. The Company’s compensation practices are guided by market rates and individual performance, rather than by seniority or overall Company performance. Individual compensation is nonetheless linked to Company performance by virtue of the stock options granted by the Company.

In addition, the Company believes that to attract and retain outstanding performers, it must provide a challenging work environment. To this end, the Company strives to maintain a high-performance culture; that is, an environment in which employees excel in articulated performance values. Below is a list of the Company’s articulated performance values (including the explanations of those values provided to employees). The Company evaluates employee performance, including that of the Named Executive Officers, in light of these performance values.

•	Judgment

Your judgment calls turn out well (people, technical, business, and creative judgment calls). Your insights are influential and important. You are an expert at what you do and a source that other employees look upon for guidance.

•	Productivity

You are very effective in getting work done. What you accomplish amazes people.

•	Creativity

You are inventive. You re-conceptualize issues to come up with innovative but practical solutions to hard problems.

•	Intelligence

You think broadly and strategically. You make subtle connections others miss. You absorb large amounts of information rapidly. You learn fast. You can change directions rapidly when appropriate.

•	Honesty

You are known for your candor. You avoid partial truth and tinted truth. You are non-political and straightforward when you disagree with others. You only say things about people you will say to their face.

•	Communication

You are effective communicating both in meetings and 1 to 1. You practice Seek First to Understand, then to be Understood.

•	Selflessness

You are perceived to be guided by what you think is best for Netflix, rather than best for yourself. You are ego-less when it comes to finding the best ideas and interacting with others.

•	Reliability

Colleagues perceive they can depend upon you. You are not prone to flakiness, anger, or impulsiveness.

•	Passion

You care deeply about Netflix success and your colleagues know it. Your thirst for excellence is infectious and inspiring.

Determining Total Compensation

In determining the appropriate level of total compensation for its Named Executive Officers, the Company evaluates comparative compensation data, which includes salary, equity and other compensation components.

This data is primarily derived from two sources. Marketplace comparative salary data is obtained from the Radford Executive Survey produced by Radford Survey and Consulting. In addition, the Company conducts its own compensation survey by reviewing the prior three years’ compensation information of named executive officers at similarly-situated technology, e-commerce, retail and entertainment companies.

This compensation data is collected by Company personnel and provided to the Chief Executive Officer and Chief Talent Officer. Together the Chief Executive Officer and Chief Talent Officer review the comparative data and discuss the individual performance of each Named Executive Officer. The Chief Executive Officer then presents this data and makes recommendations to the Compensation Committee regarding total compensation for each Named Executive Officer. The Compensation Committee reviews and discusses the information and determines the total compensation for each Named Executive Officer as it deems appropriate. Total compensation is expressed in a dollar-denominated amount, but as described below, may be allocated between the two primary elements of the Company’s compensation program, salary and stock options.

The Chief Executive Officer’s total compensation is determined by the Compensation Committee in executive session without the presence of the Chief Executive Officer. The Committee’s decision is based on the philosophy outlined above as well as a review of the comparative data provided by the Company. The accomplishments of the Chief Executive Officer in developing the business strategy for the Company, the performance of the Company relative to this strategy and his ability to attract and retain senior management are also considered.

The Company’s compensation practices, including its performance values, are evaluated on an ongoing basis to determine whether they are appropriate to attract, retain and reward outstanding performers. Such evaluations may result in a refinement of the Company’s articulation of its performance values or a determination that it is appropriate to adjust total compensation or otherwise modify the methods of granting equity incentives. Individual employee performance, including that of our Named Executive Officers, is also evaluated on an ongoing basis. To the extent such performance exceeds or falls short of the Company’s performance values, the Company may take action that includes, in the case of star performers, promotions or increases in total compensation or, in the case of under performers, demotion, a reduction in total compensation or termination.

Elements of Total Compensation

After determining the total compensation amount for each Named Executive Officer by the method described above, the total compensation amount for each individual is divided into the two key elements of salary and stock options. This allocation is made pursuant to the compensation preferences of each Named Executive Officer who, within the parameters of the total compensation, can request a customized combination of salary and stock options. The Compensation Committee retains the authority to adjust these requests. With respect to compensation for 2006 and 2007, the Compensation Committee made no adjustments to the requested monthly stock option amounts. The amount of total compensation allocated to salary is considered cash compensation and paid through payroll during the year on a semi-monthly basis. The amount of total compensation allocated to stock options is referred to as the stock option allowance and while it is expressed in a dollar denomination, it is merely used by the Company to calculate the number of stock options to be granted in the manner described below. The stock option allowance amount is not available to the employees as cash compensation, except in instances where severance payments are made and as otherwise set forth in the Executive Severance and Retention Incentive Plan described below.

The Company does not currently provide a program of performance bonuses for its Named Executive Officers. The Company expects all individuals to perform at a level deserving of a bonus and therefore such bonus amounts are taken into consideration in determining total compensation for the Company’s employees.

In 2006, each employee, including the Named Executive Officers, who received stock options as part of his or her compensation package was required to allocate at least 5% of total compensation to stock options. Starting in 2007, all such employees may request any combination of salary and stock options, provided however they will not be able to receive more than 50% of their total compensation in stock options and provided further that the Company (or in the case of the Named Executive Officers, the Compensation Committee) has the right to adjust the requests or otherwise modify or eliminate the monthly stock option awards. By this method, each Named Executive Officer has the ability prior to the beginning of each calendar year to request his or her preferred mix of compensation elements within the parameters of total compensation. Once the allocation is requested, the Named Executive Officer generally may not make any adjustments or modifications during the calendar year.

After determining the amount of total compensation to be allocated to stock options, the Named Executive Officers receive monthly option grants pursuant to the Company’s monthly option grant program. Under this program, the Named Executive Officers receive, on the first trading day of the month, fully vested options granted at fair market value as reflected by the closing price on the date of the option grant. The number of stock options to be granted monthly will fluctuate based on the fair market value on the date of the option grant. The actual number of options to be granted is determined by the following formula: the monthly dollar amount of the stock option allowance / ([fair market value on the date of option grant] * 0.25). As mentioned above, this option granting practice is the same for Named Executive Officers and all other salaried employees. Because the stock options are granted at fair market value on the date of the option grant and are not generally transferable, they are only of value to the recipient through an increase in the market value of the Company’s common stock, thereby linking that element of compensation to Company performance.

As shown in the table below, the Company’s Named Executive Officers receive a significant portion of their total compensation in the form of stock options. The Company believes that equity ownership, including stock and stock options, helps align the interest of the Named Executive Officers with those of the Company’s stockholders and is a good mechanism to link executive compensation to long-term company performance.

In 2006, the salary and stock option components for the Named Executive Officers were allocated as follows (please see the “Summary Executive Compensation” table provided in this Proxy Statement for a complete description of the compensation of the Named Executive Officers in 2006):

NAME AND POSITION	2006 ANNUAL SALARY	2006 ANNUAL STOCK OPTION ALLOWANCE	2006 MONTHLY STOCK OPTION ALLOWANCE
Reed Hastings,	$500,000	$1,000,000	$83,333
Chief Executive Officer, President and Chairman of the Board

Barry McCarthy,	500,000	700,000	58,333
Chief Financial Officer

Leslie Kilgore,	650,000	550,000	45,833
Chief Marketing Officer

Thomas Dillon,	807,500	42,500	3,542
Chief Operations Officer (1)

(1)	Resigned effective April 3, 2006.

In 2007, the salary and stock option components for the Named Executive Officers are being allocated as follows:

NAME AND POSITION	2007 ANNUAL SALARY	2007 ANNUAL STOCK OPTION ALLOWANCE	2007 MONTHLY STOCK OPTION ALLOWANCE
Reed Hastings,	$850,000	$850,000	$70,833
Chief Executive Officer, President and Chairman of the Board

Barry McCarthy,	699,600	620,400	51,700
Chief Financial Officer

Leslie Kilgore,	700,000	700,000	58,333
Chief Marketing Officer

Vested stock options granted before June 30, 2004 can be exercised up to three (3) months following termination of employment. Vested stock options granted after June 30, 2004 and before January 1, 2007 can be exercised up to one (1) year following termination of employment. Vested stock options granted on or after January 1, 2007 can be exercised up to ten (10) years following grant regardless of employment status. The Company believes that this increase in the life of the options enhances the value of such options for each employee and thereby encourages equity ownership in the Company which is helpful in aligning the interests of employees with that of the Company. The Company does not believe that staggered vesting of stock options or early expiration of options following termination has a material impact on retention. As mentioned above, the Company believes that creating a high-performance culture and providing highly competitive compensation packages are the critical components for retaining employees, including its Named Executive Officers.

The Company utilizes salary and stock options as its key compensation components in order to be competitive within the marketplace. Similarly situated companies typically offer executive officers an equity component as part of their overall compensation and as such, the Company believes it is important to provide this opportunity to its employees, including the Named Executive Officers. By permitting employees to request a customized combination of salary and stock options, the Company believes it is better able to take into consideration personal compensation preferences and thereby offer a more compelling total compensation package. In addition, offering grants monthly provides employees with a “dollar-cost averaging” approach to the price of their option grants. Option grants made on an infrequent basis are more susceptible to the whims of market timing and fluctuations. By granting options each month, the Company believes it alleviates to a great extent the arbitrariness of option timing and the potential negative employee issues associated with “underwater” options.

In addition to salary and stock options, Named Executive Officers also have the opportunity to participate in the Company’s 401(k) matching program which enables them to receive a dollar-for-dollar Company match of up to 3% of his or her compensation to the 401(k) fund. Each of the Named Executive Officers except for the Chief Executive Officer participated in this program in 2006 and therefore the Company matched the 401(k) contributions of Ms. Kilgore and Mr. McCarthy in the amounts of $15,000 and $7,500, respectively. Prior to his separation from the Company on April 3, 2006, the Company matched the 401(k) contributions of Mr. Dillon in the amount of $5,683.

The Company also offers employees, including Named Executive Officers, the opportunity to participate in the Company’s Employee Stock Purchase Program (“ESPP”). Each of the Named Executive Officers, except for the Chief Executive Officer, participated in this program in 2006. Under the Company’s ESPP, employees may purchase common stock of the Company through accumulated payroll deductions. The purchase price of the common stock acquired by employees participating in the ESPP is 85% of the closing price on either the first day of the offering period or the last day of the purchase period, whichever is lower. Through May 1, 2006, offering periods were twenty-four months, and the purchase periods were six months. Therefore, each offering period included four six-month purchase periods, and the purchase price for each six-month period was determined by comparing the closing prices on the first day of the offering period and the last day of the applicable purchase period. In this manner, the look-back for determining the purchase price was up to twenty-four months. However, effective May 1, 2006, the ESPP was amended so that the offering and purchase periods take place concurrently in consecutive six month increments. Under the amended ESPP, therefore, the look-back for determining the purchase price is six months.

The Company also maintains a group term life insurance policy for all full-time employees, and a portion of the taxable amounts attributable to each Named Executive Officer is shown in the tables in this Proxy Statement.

Termination-Based Compensation

The Named Executive Officers are beneficiaries of the Company’s Executive Severance and Retention Incentive Plan. Under this plan, each employee of the Company at the level of Vice President or higher is entitled to a severance benefit upon termination of employment (other than for cause, death or permanent disability) so long as he or she signs a waiver and release of claims and an agreement not to disparage the Company, its directors or its officers in a form reasonably satisfactory to the Company. The severance benefit consists of a lump sum cash payment equal to nine (9) months of base pay and nine (9) months of the cash equivalent to the stock option allowance then being used in calculating the number of options granted monthly to such employee. The right to receive a severance benefit terminates upon a change in control transaction, so that the beneficiaries of the plan are not entitled to both a change in control benefit as well as a severance benefit.

In lieu of the severance benefit, employees covered by the plan who are employed by the Company on the date of a change in control transaction are entitled to receive a lump sum cash payment equal to twelve (12) months of base pay and twelve (12) months of the cash equivalent to the stock option allowance then being used in calculating the number of options granted monthly to such employee. The Company determined that it was appropriate to make such payment upon the single-trigger event of a change in control in order to reduce distractions associated with the uncertainty surrounding change in control transactions and to lessen potential conflicts that might otherwise arise when a Company executive must rely on the decisions of the acquiring company for either continued employment or severance.

The benefits owing under the plan are to be paid to the beneficiary by the Company as soon as administratively practicable following the completion of all conditions to the payment, but in no event more than two and one half months following the date of the triggering event. Each of the terms “base pay,” “cause” and “change in control” are defined in the plan, a copy of which is attached as Exhibit 10.2 to the Company’s Form 8-K filed on July 5, 2005.

Tax Considerations

The potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993 is considered in determining compensation amounts. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers, other than compensation that is “performance-based.” Currently, the effects of Section 162(m) should not reduce the tax deductions available to the Company. However, compensation may be awarded from time to time that is not deductible under Section 162(m).

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS

Summary Executive Compensation

The following summary compensation table sets forth information concerning the compensation paid by the Company to: (i) the Chief Executive Officer (the Company’s principal executive officer), (ii) the Chief Financial Officer (the Company’s principal financial officer), and (iii) the Company’s other named executive officers listed below. We refer to the individuals listed in the table below as the “Named Executive Officers” throughout this Proxy Statement. A description of the method for determining the amount of salary in proportion to total compensation is set forth above in “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compen- sation ($)	Total Compen- sation ($)
Reed Hastings	2006	$500,000	$—	—	$1,802,842	$—	$—	$270	$2,303,112	(2)
Chief Executive Officer, President and Chairman of the Board

Barry McCarthy	2006	500,000	—	—	1,255,936	—	—	7,914	1,763,849	(3)
Chief Financial Officer and Secretary

Leslie Kilgore	2006	650,000	—	—	987,864	—	—	15,180	1,653,044	(4)
Chief Marketing Officer

Thomas R. Dillon (5)	2006	220,510	—	—	27,204	—	—	6,026	253,740	(6)
Chief Operations Officer

(1)	Dollar amounts in the Option Awards column reflect the compensation expense recognized by the Company for financial statement reporting purposes with respect to stock options during the 2006 fiscal year in accordance with SFAS 123R. The dollar amounts set forth in the Option Awards column are different than the stock option allowance amounts described in the section above entitled “Compensation Discussion and Analysis” because the stock option allowance amounts are reflective of the total compensation amount attributable to stock option grants, not the accounting valuation under SFAS 123R. For a discussion of the assumptions made in the valuation reflected in the Option Awards column, refer to Note 8 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2006 and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Stock-Based Compensation” in the Company’s Form 10-K filed with the Securities and Exchange Commission on February 28, 2007.

(2)	Includes taxable amounts attributable to the employee under our group term life insurance policy.

(3)	Includes $7,500 representing the Company’s matching contribution made under its 401(k) plan and $414 for taxable amounts attributable to Mr. McCarthy under the Company’s group term life insurance policy.

(4)	Includes $15,000 representing the Company’s matching contribution made under its 401(k) plan and $180 for taxable amounts attributable to Ms. Kilgore under the Company’s group term life insurance policy.

(5)	Resigned effective April 3, 2006.

(6)	Includes $5,683 representing the Company’s matching contribution made under its 401(k) plan and $343 for taxable amounts attributable to Mr. Dillon under the Company’s group term life insurance policy.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards made to the Named Executive Officers during 2006. As described above in “Compensation Discussion and Analysis,” the Company grants employees, including the Named Executive Officers, fully vested stock options on a monthly basis. These are the only awards made to the Named Executive Officers. The material terms of these grants, including the formula for determining the number of stock options to be granted, are set forth above in “Compensation Discussion and Analysis.”

	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Reed Hastings	01/03/06								12,801	26.05	151,938
Reed Hastings	02/01/06								12,291	27.11	151,821
Reed Hastings	03/01/06								12,419	26.85	151,930
Reed Hastings	04/03/06								11,854	28.13	148,053
Reed Hastings	05/01/06								11,261	29.60	147,997
Reed Hastings	06/01/06								11,688	28.51	147,951
Reed Hastings	07/03/06								12,237	27.24	152,551
Reed Hastings	08/01/06								16,244	20.50	152,400
Reed Hastings	09/01/06								16,633	20.02	152,395
Reed Hastings	10/02/06								14,620	22.81	144,880
Reed Hastings	11/01/06								12,095	27.55	144,765
Reed Hastings	12/01/06								11,307	29.46	144,716

Barry McCarthy	01/03/06								8,961	26.05	106,360
Barry McCarthy	02/01/06								8,604	27.11	106,278
Barry McCarthy	03/01/06								8,693	26.85	106,348
Barry McCarthy	04/03/06								8,298	28.13	103,640
Barry McCarthy	05/01/06								7,883	29.60	103,602
Barry McCarthy	06/01/06								8,181	28.51	103,558
Barry McCarthy	07/03/06								8,566	27.24	106,787
Barry McCarthy	08/01/06								11,371	20.50	106,682
Barry McCarthy	09/01/06								11,643	20.02	106,675
Barry McCarthy	10/02/06								10,234	22.81	101,416
Barry McCarthy	11/01/06								8,466	27.55	101,330
Barry McCarthy	12/01/06								7,915	29.46	101,303

Leslie Kilgore	01/03/06								7,040	26.05	83,559
Leslie Kilgore	02/01/06								6,760	27.11	83,501
Leslie Kilgore	03/01/06								6,831	26.85	83,568
Leslie Kilgore	04/03/06								6,520	28.13	81,433
Leslie Kilgore	05/01/06								6,194	29.60	81,404
Leslie Kilgore	06/01/06								6,428	28.51	81,368
Leslie Kilgore	07/03/06								6,730	27.24	83,899
Leslie Kilgore	08/01/06								8,934	20.50	83,818
Leslie Kilgore	09/01/06								9,148	20.02	83,816
Leslie Kilgore	10/02/06								8,041	22.81	79,684
Leslie Kilgore	11/01/06								6,652	27.55	79,618
Leslie Kilgore	12/01/06								6,219	29.46	79,596
Thomas Dillon (3)	01/03/06								544	26.05	6,457
Thomas Dillon	02/01/06								522	27.11	6,448
Thomas Dillon	03/01/06								528	26.85	6,459
Thomas Dillon	04/03/06								504	28.13	6,295

(1)	Total compensation, including the grants associated with the monthly stock option allowance, for the Named Executive Officers for fiscal year 2006 was approved on December 8, 2005. The Company processed the monthly stock option grants, without further Board action, on the first trading day of each calendar month in accordance with the Company’s stock option program.

(2)	Reflects the aggregate grant date fair values, computed in accordance with SFAS 123R.

(3)	Resigned effective April 3, 2006.

Outstanding equity awards at December 31, 2006

The following table sets forth information concerning equity awards for each Named Executive Officer that remained outstanding as of December 31, 2006.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Reed Hastings	787,500			1.50	07/18/11
Reed Hastings	200,000			1.50	02/27/12
Reed Hastings	15,238			12.38	07/01/13
Reed Hastings	15,238			12.48	08/01/13
Reed Hastings	15,238			16.83	09/02/13
Reed Hastings	15,238			17.26	10/01/13
Reed Hastings	15,238			29.23	11/03/13
Reed Hastings	15,238			25.35	12/01/13
Reed Hastings	15,238			27.42	01/02/14
Reed Hastings	15,238			36.37	02/02/14
Reed Hastings	15,238			34.75	03/01/14
Reed Hastings	15,238			35.36	04/01/14
Reed Hastings	15,238			26.90	05/03/14
Reed Hastings	15,238			32.60	06/01/14
Reed Hastings	12,977			35.95	07/01/14
Reed Hastings	23,148			20.16	08/02/14
Reed Hastings	32,680			14.27	09/01/14
Reed Hastings	28,595			16.33	10/01/14
Reed Hastings	49,435			9.43	11/01/14
Reed Hastings	41,518			11.25	12/01/14
Reed Hastings	39,150			11.92	01/03/15
Reed Hastings	40,650			11.48	02/01/15
Reed Hastings	43,210			10.79	03/01/15
Reed Hastings	43,050			10.83	04/01/15
Reed Hastings	40,369			11.57	05/02/15
Reed Hastings	32,140			14.50	06/01/15
Reed Hastings	20,129			16.55	07/01/15
Reed Hastings	17,218			19.34	08/01/15
Reed Hastings	15,547			21.45	09/01/15
Reed Hastings	12,513			26.64	10/03/15

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Reed Hastings	12,980			25.68	11/01/15
Reed Hastings	12,291			27.11	12/01/15
Reed Hastings	12,801			26.05	01/03/16
Reed Hastings	12,291			27.11	02/01/16
Reed Hastings	12,419			26.85	03/01/16
Reed Hastings	11,854			28.13	04/03/16
Reed Hastings	11,261			29.60	05/01/16
Reed Hastings	11,688			28.51	06/01/16
Reed Hastings	12,237			27.24	07/03/16
Reed Hastings	16,244			20.50	08/01/16
Reed Hastings	16,633			20.02	09/01/16
Reed Hastings	14,620			22.81	10/02/16
Reed Hastings	12,095			27.55	11/01/16
Reed Hastings	11,307			29.46	12/01/16

Barry McCarthy	105,204			1.50	02/27/12
Barry McCarthy	31,764			1.50	02/27/12
Barry McCarthy	8,334			12.38	07/01/13
Barry McCarthy	8,334			12.48	08/01/13
Barry McCarthy	8,334			16.83	09/02/13
Barry McCarthy	8,334			17.26	10/01/13
Barry McCarthy	8,334			29.23	11/03/13
Barry McCarthy	8,334			25.35	12/01/13
Barry McCarthy	8,334			27.42	01/02/14
Barry McCarthy	8,334			36.37	02/02/14
Barry McCarthy	8,334			34.75	03/01/14
Barry McCarthy	8,334			35.36	04/01/14
Barry McCarthy	8,334			26.90	05/03/14
Barry McCarthy	8,334			32.60	06/01/14
Barry McCarthy	5,098			35.95	07/01/14
Barry McCarthy	9,094			20.16	08/02/14
Barry McCarthy	12,838			14.27	09/01/14
Barry McCarthy	11,234			16.33	10/01/14
Barry McCarthy	19,421			9.43	11/01/14
Barry McCarthy	16,311			11.25	12/01/14
Barry McCarthy	15,380			11.92	01/03/15
Barry McCarthy	15,970			11.48	02/01/15
Barry McCarthy	15,955			10.79	03/01/15
Barry McCarthy	16,913			10.83	04/01/15
Barry McCarthy	15,859			11.57	05/02/15
Barry McCarthy	12,626			14.50	06/01/15
Barry McCarthy	15,097			16.55	07/01/15
Barry McCarthy	12,913			19.34	08/01/15
Barry McCarthy	11,660			21.45	09/01/15
Barry McCarthy	9,384			26.64	10/03/15

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Barry McCarthy	9,735			25.68	11/01/15
Barry McCarthy	9,218			27.11	12/01/15
Barry McCarthy	8,961			26.05	01/03/16
Barry McCarthy	8,604			27.11	02/01/16
Barry McCarthy	8,693			26.85	03/01/16
Barry McCarthy	8,298			28.13	04/03/16
Barry McCarthy	7,883			29.60	05/01/16
Barry McCarthy	8,181			28.51	06/01/16
Barry McCarthy	8,566			27.24	07/03/16
Barry McCarthy	11,371			20.50	08/01/16
Barry McCarthy	11,643			20.02	09/01/16
Barry McCarthy	10,234			22.81	10/02/16
Barry McCarthy	8,466			27.55	11/01/16
Barry McCarthy	7,915			29.46	12/01/16

Leslie Kilgore	116,028			1.50	02/27/12
Leslie Kilgore	4,762			12.38	07/01/13
Leslie Kilgore	4,762			12.48	08/01/13
Leslie Kilgore	4,762			16.83	09/02/13
Leslie Kilgore	4,762			17.26	10/01/13
Leslie Kilgore	4,762			29.23	11/03/13
Leslie Kilgore	4,762			25.35	12/01/13
Leslie Kilgore	4,762			27.42	01/02/14
Leslie Kilgore	4,762			36.37	02/02/14
Leslie Kilgore	4,762			34.75	03/01/14
Leslie Kilgore	4,762			35.36	04/01/14
Leslie Kilgore	4,762			26.90	05/03/14
Leslie Kilgore	4,762			32.60	06/01/14
Leslie Kilgore	4,635			35.95	07/01/14
Leslie Kilgore	8,267			20.16	08/02/14
Leslie Kilgore	11,671			14.27	09/01/14
Leslie Kilgore	10,212			16.33	10/01/14
Leslie Kilgore	17,655			9.43	11/01/14
Leslie Kilgore	14,828			11.25	12/01/14
Leslie Kilgore	13,982			11.92	01/03/15
Leslie Kilgore	14,518			11.48	02/01/15
Leslie Kilgore	15,432			10.79	03/01/15
Leslie Kilgore	15,375			10.83	04/01/15
Leslie Kilgore	14,418			11.57	05/02/15
Leslie Kilgore	11,478			14.50	06/01/15
Leslie Kilgore	11,071			16.55	07/01/15
Leslie Kilgore	9,470			19.34	08/01/15
Leslie Kilgore	8,551			21.45	09/01/15
Leslie Kilgore	6,882			26.64	10/03/15
Leslie Kilgore	7,139			25.68	11/01/15

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Leslie Kilgore	6,760			27.11	12/01/15
Leslie Kilgore	7,040			26.05	01/03/16
Leslie Kilgore	6,760			27.11	02/01/16
Leslie Kilgore	6,831			26.85	03/01/16
Leslie Kilgore	6,520			28.13	04/03/16
Leslie Kilgore	6,194			29.60	05/01/16
Leslie Kilgore	6,428			28.51	06/01/16
Leslie Kilgore	6,730			27.24	07/03/16
Leslie Kilgore	8,934			20.50	08/01/16
Leslie Kilgore	9,148			20.02	09/01/16
Leslie Kilgore	8,041			22.81	10/02/16
Leslie Kilgore	6,652			27.55	11/01/16
Leslie Kilgore	6,219			29.46	12/01/16

Thomas Dillon	649			35.95	07/01/14	(2)
Thomas Dillon	777			21.45	09/01/15	(2)
Thomas Dillon	626			26.64	10/03/15	(2)
Thomas Dillon	649			25.68	11/01/15	(2)
Thomas Dillon	615			27.11	12/01/15	(2)
Thomas Dillon	544			26.05	01/03/16	(2)
Thomas Dillon	522			27.11	02/01/16	(2)
Thomas Dillon	528			26.85	03/01/16	(2)
Thomas Dillon	504			28.13	04/03/16	(2)

(1)	Each option is fully vested.

(2)	Resigned effective April 3, 2006. Last day to exercise these options is April 3, 2007.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options during 2006 for each of the Named Executive Officers on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Reed Hastings	130,000	$3,162,800
Barry McCarthy	225,100	$5,929,238
Leslie Kilgore	62,500	$1,511,875
Thomas Dillon (1)	42,570	$428,729

(1)	Resigned effective April 3, 2006.

Potential Payments upon Termination or Change-in-Control

The Named Executive Officers are beneficiaries of the Company’s Executive Severance and Retention Incentive Plan, as described in more detail above in “Compensation Discussion and Analysis.” The information below reflects the estimated value of the compensation to be paid by the Company to each of the Named Executive Officers in the event of termination or a change in control under the terms of the Executive Severance and Retention Incentive Plan. The amounts shown below assume that termination or change in control was effective as of December 31, 2006. The actual amounts that would be paid can only be determined at the time of the actual triggering event. The right to receive a severance benefit terminates upon a change in control transaction, so that the beneficiaries of the plan are not entitled to both a change in control benefit as well as a severance benefit.

Name	Severance Benefit	Change in Control Benefit
Reed Hastings	$1,125,000	$1,500,000
Barry McCarthy	900,000	1,200,000
Leslie Kilgore	900,000	1,200,000

Compensation of Directors

The Company’s directors do not currently receive cash for services they provide as directors or members of Board committees but may be reimbursed for their reasonable expenses for attending Board and Board committee meetings. Each non-employee Director receives stock options pursuant to the Director Equity Compensation Plan. The Director Equity Compensation Plan provides for a monthly grant of stock options to each non-employee Director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2002 Stock Plan. The actual number of options to be granted is determined by the following formula: $10,000 / ([fair market value on the date of grant] x 0.25). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value on the date of grant. Mr. Barton received options to purchase 100,000 shares of the Company’s common stock upon joining the Board in May 2002, but no other current director was granted options upon joining the Board other than the regular monthly grants.

The following table sets forth information concerning the compensation of the Company’s non-employee directors during 2006.

Names	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Richard N. Barton	$—	$—	$214,945	$—	$—	$—	$214,945	(2)
A. George (Skip) Battle	—	—	214,945	—	—	—	214,945	(3)
Timothy M. Haley	—	—	214,945	—	—	—	214,945	(4)
Jay C. Hoag	—	—	214,945	—	—	—	214,945	(5)
Michael N. Schuh	—	—	214,945	—	—	—	214,945	(6)
Gregory Stanger	—	—	214,945	—	—	—	214,945	(7)

(1)	Option awards reflect the monthly grant of stock options to each non-employee director on the dates and at the aggregate grant date fair values, computed in accordance with SFAS 123R, as shown below.

Grant Date	Fair Value
1/3/2006	$18,231
2/1/2006	18,219
3/1/2006	18,228
4/3/2006	17,760
5/1/2006	17,755
6/1/2006	17,760
7/3/2006	18,301
8/1/2006	18,285
9/1/2006	18,288
10/2/2006	17,382
11/1/2006	17,367
12/1/2006	17,368

(2)	Aggregate number of option awards outstanding held by Mr. Barton at 12/31/06 is 91,118.

(3)	Aggregate number of option awards outstanding held by Mr. Battle at 12/31/06 is 29,534.

(4)	Aggregate number of option awards outstanding held by Mr. Haley at 12/31/06 is 29,534.

(5)	Aggregate number of option awards outstanding held by Mr. Hoag at 12/31/06 is 29,534.

(6)	Aggregate number of option awards outstanding held by Mr. Schuh at 12/31/06 is 29,534.

(7)	Aggregate number of option awards outstanding held by Mr. Stanger at 12/31/06 is 29,534.

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plans as of December 31, 2006:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans or arrangements approved by security holders	4,465,953	$17.05	7,774,865	(2)(3)
Equity compensation plans or arrangements not approved by security holders (4)	987,500	$1.50	—

Total	5,453,453	$14.23	7,774,865

(1)	Excludes securities reflected in column entitled “Number of securities to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Includes 2,169,681 shares of the Company’s common stock reserved under its 2002 Employee Stock Purchase Plan, as amended, for future issuance.

(3)	The Company’s 2002 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance on the first day of each year equal to the lesser of: (i) 666,666 shares, (ii) 2% of the outstanding shares of the Company’s common stock on such date, or (iii) such other amount as determined by the Board.

(4)	Reflects two grants of stock options made, respectively, on July 18, 2001 and February 27, 2002, to Reed Hastings, the Company’s Chief Executive Officer, President and Chairman of the Board, exercisable for shares of the Company’s common stock pursuant to Stand-Alone Stock Option Agreements. Options are currently fully vested and are exercisable, at a price of $1.50 (adjusted for stock splits), until the earlier of three months following termination of service or ten years from the grant date. The Stand-Alone Stock Option Agreements are filed as Exhibits 10.6 and 10.7, respectively, to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 24, 2002.

Code of Ethics

The Company has adopted a Code of Ethics for its directors, officers and other employees. A copy of the Code of Ethics is available on the Company’s investor relations Web site at http://ir.netflix.com. Any waivers of the Code of Ethics will be posted at that Web site.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal year 2006 all of the Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% stockholders were followed in a timely manner.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Compensation Committee of the Board of Directors

Timothy M. Haley

Jay C. Hoag

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee engages and supervises the Company’s independent registered public accounting firm and oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2006 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with KPMG LLP, the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality of the Company’s accounting principles and the other matters required to be discussed with the Audit Committee under the auditing standards generally accepted in the United States of America, including the matters required by the Codification of Statements on Auditing Standards No. 61. In addition, the Audit Committee has discussed with KPMG LLP its independence from management and the Company, including the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with the Audit Committees.

The Audit Committee also reviewed the fees paid to KPMG LLP during the year ended December 31, 2006 for audit and non-audit services, which fees are described under the heading “Principal Accountant Fees and Services.” The Audit Committee has determined that the rendering of all non-audit services by KPMG LLP were compatible with maintaining its independence.

The Audit Committee discussed with KPMG LLP the overall scope and plans for its audit. The Audit Committee met with KPMG LLP, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of KPMG LLP to audit the Company’s financial statements for the year ending December 31, 2007.

Audit Committee of the Board of Directors

Timothy M. Haley

Michael N. Schuh

Gregory S. Stanger

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Directors and Executive Officers

The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Procedures for Approval of Related Party Transactions

The Company has a written policy concerning the review and approval of related party transactions. Potential related party transactions are identified through an internal review process that includes a review of payments made in connection with transactions in which related persons may have had a direct or indirect material interest. Those transactions that are determined to be related party transactions under Item 404 of Regulation S-K issued by the Securities and Exchange Commission are submitted for review by the Audit Committee for approval and to conduct a conflicts-of-interest analysis. The individual identified as the “related party” may not participate in any review or analysis of the related party transaction. No related party transactions were identified in 2006.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from:

Investor Relations

Netflix, Inc.

100 Winchester Circle

Los Gatos, CA 95032

(408) 540-3700

The Company will promptly, upon written or oral request, deliver a separate copy of its annual report or this Proxy Statement to any stockholder at a shared address to which only a single copy was delivered.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials in the future.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By Order of the Board of Directors

Barry McCarthy

Chief Financial Officer and Secretary

March 27, 2007

Los Gatos, California

FORM OF PROXY

NETFLIX, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Netflix, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 27, 2007, and hereby appoints Reed Hastings and Barry McCarthy, and each of them, with full power of substitution, as Proxy or Proxies to vote all shares of the Company’s common stock of the undersigned at the Annual Meeting of Stockholders of Netflix, Inc. to be held on May 17, 2007, and at any adjournments thereof, upon the proposals set forth in this and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

If this proxy is properly executed and returned, this proxy will be voted for the specifications made below or if no direction is made, this proxy will be voted “for” each nominee for Class II director set forth below (item 1), and “for” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 (item 2).

Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder.

1.	To elect three Class II directors to hold office until the 2010 Annual Meeting of Stockholders:

Timothy M. Haley

☐	FOR	☐	WITHHELD

Michael N. Schuh

☐	FOR	☐	WITHHELD

Gregory S. Stanger

☐	FOR	☐	WITHHELD

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Mark box at right if an address change or comment has been noted on this card ☐

This Proxy should be marked, dated and signed by the stockholder or stockholders exactly as the stockholder’s or stockholders’ names appear hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.

Signature:	Date:	Signature:	Date: